UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2008

DREW INDUSTRIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-13646	13-3250533
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 Mamaroneck Avenue, White Plains, New York	10601
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(914) 428-9098

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant.

(a)	Reference is made to the press release dated December 2, 2008, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibits

10.1
Second Amended and Restated Credit Agreement dated as of November 25, 2008 by and among Kinro, Inc., Lippert Components, Inc., JPMorgan Chase Bank, N.A., individually and as Administrative Agent, and Wells Fargo Bank, N.A. individually and as Documentation Agent.

10.2
Second Amended and Restated Subsidiary Guarantee Agreement dated as of November 25, 2008 by and among Lippert Tire & Axle, Inc., Kinro Holding, Inc., Lippert Tire & Axle Holding, Inc., Lippert Holding, Inc., Kinro Manufacturing, Inc., Lippert Components Manufacturing, Inc., Kinro Texas Limited Partnership, Kinro Tennessee Limited Partnership, Lippert Tire & Axle Texas Limited Partnership, Lippert Components Texas Limited Partnership, BBD Realty Texas Limited Partnership, LD Realty, Inc., LTM Manufacturing, L.L.C., Trailair, Inc., Coil Clip, Inc., Zieman Manufacturing Company, with and in favor of JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders.

10.3
Second Amended and Restated Company Guarantee Agreement dated as of November 25, 2008 by and among Drew Industries Incorporated, with and in favor of JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders.

10.4
Second Amended and Restated Subordination Agreement dated as of November 25, 2008 by and among Drew Industries Incorporated, Kinro, Inc., Lippert Tire & Axle, Inc., Lippert Components, Inc., Kinro Holding, Inc., Lippert Tire & Axle Holding, Inc., Lippert Holding, Inc., Kinro Manufacturing, Inc., Lippert Components Manufacturing, Inc., Coil Clip, Inc., Zieman Manufacturing Company, Kinro Texas Limited Partnership, Kinro Tennessee Limited Partnership, Lippert Tire & Axle Texas Limited Partnership, BBD Realty Texas Limited Partnership, Lippert Components Texas Limited Partnership, LD Realty, Inc., LTM Manufacturing, L.L.C., Trailair, Inc, with and in favor of JPMorgan Chase Bank, N.A., as Administrative Agent.

10.5
Second Amended and Restated Pledge and Security Agreement dated as of November 25, 2008 by and among Drew Industries Incorporated, Kinro, Inc., Lippert Tire & Axle, Inc., Kinro Holding, Inc., Lippert Tire & Axle Holding, Inc., Lippert Components, Inc., Lippert Holding, Inc., with and in favor of JPMorgan Chase Bank, N.A., as Administrative Agent.

10.6
Second Amended and Restated Revolving Credit Note dated as of November 25, 2008 by and among Kinro, Inc., Lippert Components, Inc., payable to the order of JPMorgan Chase Bank, N.A. in the principal amount of Thirty Million ($30,000,000) Dollars.

10.7
Revolving Credit Note dated as of November 25, 2008 by and among Kinro, Inc., Lippert Components, Inc., payable to the order of Wells Fargo Bank, N.A. in the principal amount of Twenty Million ($20,000,000) Dollars.

10.8
Second Amended and Restated Note Purchase and Private Shelf Agreement dated as of November 25, 2008 by and among Prudential Investment Management, Inc. and Affiliates, and Kinro, Inc. and Lippert Components, Inc., guaranteed by Drew Industries Incorporated.

10.9 10.10	Form of Fixed Rate Shelf Note. Form of Floating Rate Shelf Note.
10.11
Confirmation, Reaffirmation and Amendment of Parent Guarantee Agreement dated as of November 25, 2008 by and among Drew Industries Incorporated, Prudential Investment Management, Inc. and Affiliates and the Noteholders listed thereto.

10.12
Confirmation, Reaffirmation and Amendment of Subsidiary Guaranty dated as of November 25, 2008 by and among Lippert Tire & Axle, Inc., Kinro Holding, Inc., Lippert Tire & Axle Holding, Inc., Lippert Holding, Inc., Kinro Manufacturing, Inc., Lippert Components Manufacturing, Inc., Kinro Texas Limited Partnership, Kinro Tennessee Limited Partnership, Lippert Tire & Axle Texas Limited Partnership, Lippert Components Texas Limited Partnership, BBD Realty Texas Limited Partnership, LD Realty, Inc., LTM Manufacturing, L.L.C., Coil Clip, Inc., Zieman Manufacturing Company, with and in favor of Prudential Investment Management, Inc. and Affiliates and the Noteholders listed thereto.

10.13
Amended and Restated Intercreditor Agreement dated as of November 25, 2008 by and among Prudential Investment Management, Inc. and Affiliates, JPMorgan Bank, N.A. (as Lender), Wells Fargo, N.A. (as Lender), and JPMorgan Bank, N.A. (as Administrative Agent, Collateral Agent and Trustee).

10.14
Confirmation, Reaffirmation and Amendment of Subordination Agreement dated as of November 25, 2008 by and among Drew Industries Incorporated, Kinro, Inc., Lippert Tire & Axle, Inc., Lippert Components, Inc., Kinro Holding, Inc., Lippert Tire & Axle Holding, Inc., Lippert Holding, Inc., Kinro Manufacturing, Inc., Lippert Components Manufacturing, Inc., Coil Clip, Inc., Zieman Manufacturing Company, Kinro Texas Limited Partnership, Kinro Tennessee Limited Partnership, Lippert Tire & Axle Texas Limited Partnership, BBD Realty Texas Limited Partnership, Lippert Components Texas Limited Partnership, LD Realty, Inc., LTM Manufacturing, L.L.C., with and in favor of Prudential Investment Management, Inc. and Affiliates.

10.15
Confirmation, Reaffirmation and Amendment of Pledge Agreement dated as of November 25, 2008 by and among Drew Industries Incorporated, Kinro, Inc., Lippert Tire & Axle, Inc., Kinro Holding, Inc., Lippert Tire & Axle Holding, Inc., Lippert Components, Inc., Lippert Holding, Inc. in favor of JPMorgan Chase Bank, N.A. as trustee.

10.16
Collateralized Trust Agreement dated as of November 25, 2008 by and among Kinro, Inc., Lippert Components, Inc., Prudential Investment Management, Inc. and Affiliates and JPMorgan Chase Bank, N.A. as security trustee for the Noteholders.

99.1	Press Release dated December 2, 2008

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREW INDUSTRIES INCORPORATED
(Registrant)

	By:	/s/ Joseph S. Giordano III
Joseph S. Giordano III Chief Financial Officer and Treasurer

Dated: December 2, 2008